SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 25, 2003
                                                          --------------

                      American Mortgage Acceptance Company
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
                                  -------------
                 (State or other Jurisdiction of Incorporation)


       0-23972                                            13-6972380
       -------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code:(212) 421-5333
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events
        ------------

     On March 24, 2003, American Mortgage Acceptance Company entered into a five-year, 30-day London Inter-Bank Offer Rate ("LIBOR") interest rate swap with a notional amount of $30 million. The annual fixed interest rate payable by us on this swap is 3.48%.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

(a).    Financial Statements
        --------------------

        Not Applicable

(b).    Pro Forma Financial Information
        -------------------------------

        Not Applicable

(c).    Exhibits
        --------

        Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 American Mortgage Acceptance Company
                                 (Registrant)



                                 BY:  /s/ Stuart J. Boesky
                                      --------------------
                                      Stuart J. Boesky
                                      President


March 25, 2003